EXHIBIT 10.13

                             AMENDMENT NO. ONE
                                    TO
                           EMPLOYMENT AGREEMENT


WHEREAS, Home Properties of New York, L.P. (the "Company") and Richard J. Crossed ("Employee") entered into an Employment Agreement, dated January 1, 1996 (the "Agreement");

WHEREAS, the Agreement provided for a certain base salary; and

WHEREAS, the Company and the Employee have agreed to a different base salary than that provided for in the Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1. Section 3.1 of the Agreement shall be amended and restated in its entirety to read as follows:

     "Effective August 1, 1998 and until further modified by the agreement of the Company and the Employee, the Employee's annual base salary (the "Base Salary") shall be $225,000. The Base Salary shall be paid pursuant to the Company's standard payroll policies and shall be subject to such withholding or deductions as may be mutually agreed between the Company and Employee or required by law."

2.   As amended above, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of August 5, 1998.

                      HOME PROPERTIES OF NEW YORK, L.P.
                      By: Home Properties of New York, Inc.



                      By: /s/ Ann M. McCormick
                            -----------------------------------
                           Ann M. McCormick
                           Vice President and Secretary


                      /s/ Richard J. Crossed
                      -----------------------------------------
--                     Richard J. Crossed

                      AMENDMENT NO. TWO
                               TO
                      EMPLOYMENT AGREEMENT


WHEREAS, Home Properties of New York, L.P. (the "Company") and Richard J. Crossed ("Employee") entered into an Employment Agreement, dated January 1, 1996, which was subsequently amended by Amendment No. One dated as of August 5, 1998 (the "Agreement");

WHEREAS, the Agreement provided for certain benefits upon the termination of the Agreement; and

WHEREAS, the Company has adopted an Executive Retention Plan and the Company and the Employee have agreed that benefits should be paid to the Employee pursuant to the Executive Retention Plan rather than as originally described in the Agreement in the event of a change of control and subsequent termination of the Agreement.

NOW THEREFORE, the parties hereto agree as follows:

The following paragraph 4.6 shall be added to the Agreement after paragraph
4.5:

"4.6 TERMINATION FOLLOWING A CHANGE OF CONTROL. Notwithstanding anything to the contrary contained above, in the event of a "Change of Control" as defined in the Company's Executive Retention Plan and a subsequent termination of this Agreement, the benefits to be paid to the Employee upon such a termination shall be as provided in the Executive Retention Plan, as the same may be modified from time to time and not as provided above."

As amended above and by Amendment No. One, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of February 2, 1999.

                      HOME PROPERTIES OF NEW YORK, L.P.
                      By: Home Properties of New York, Inc.



                      By:   /s/ Ann M. McCormick
                             -----------------------------
                           Ann M. McCormick
                           Vice President and Secretary


                      /s/ Richard J. Crossed
                      -----------------------------------
                     Richard J. Crossed